UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2007
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

1100 Louisiana St, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Opinion of Andrews Kurth LLP
Opinion of Andrews Kurth LLP

Item 8.01 Other Events.
     On August 27, 2007, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (the “Operating Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Banc of America Securities LLC and Greenwich Capital Markets, Inc., as representatives of the several underwriters named on Schedule I thereto, relating to the public offering of $800,000,000 principal amount of the Operating Company’s 6.300% Senior Notes due 2017 (the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for September 4, 2007.
     On August 28, 2007, the Partnership and the Operating Company filed with the Securities and Exchange Commission a prospectus supplement dated August 27, 2007 to the accompanying base prospectus dated August 27, 2007 included in the Partnership’s registration statement on Form S-3 (Registration Nos. 333- 145709 and 333-145709-01) (the “Registration Statement”). The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering.
     In connection with the offering of the Notes, the Partnership is also filing the opinions of Andrews Kurth LLP as part of this current report on Form 8-K that are to be incorporated by reference into the Registration Statement. The opinions of Andrews Kurth LLP are filed herewith as Exhibits 5.1 and 8.1, respectively and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 27, 2007, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Greenwich Capital Markets, Inc., as Representatives of the several underwriters named on Schedule I thereto (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on August 28, 2007).

5.1	Opinion of Andrews Kurth LLP

8.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products GP, LLC, its general partner

Date: August 31, 2007	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 27, 2007, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, Citigroup Global Markets Inc., Banc of America Securities LLC and Greenwich Capital Markets, Inc., as Representatives of the several underwriters named on Schedule I thereto (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on August 28, 2007).

5.1	Opinion of Andrews Kurth LLP

8.1	Opinion of Andrews Kurth LLP

23.1	Consent of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1 hereto).